TRANSLATOR'S AFFIDAVIT

I, MARTIN BOYD, translator for DIALOGOS INTERCULTURAL SERVICES in the City of Toronto, in the province of Ontario, hereby make oath and declare:

1. That I am a professional translator certified with the American Translator's Association and fully fluent in the Spanish and English languages;

2. That I have carefully translated the attached document from Spanish into English;

3. That the attached translation is, to the best of my knowledge and ability a true, complete and exact translation from Spanish to English of said document.

MARTIN BOYD, TRANSLATOR
ATA Certified Translator (Spanish>English)

Sworn before me in the city of Toronto,
in the province of Ontario,
this 31st day of August, 2009.

ROMAN ZAROWSKY, NOTARY PUBLIC

ROMAN ZAROWSKY
BARRISTER & SOLICITOR
583 ANNETTE ST., UNIT A
TORONTO, ONTARIO M6S 2C3
TEL: (416) 763-4671

ROMAN MARK ANDREW ZAROWSKY
NOTARY PUBLIC
ONTARIO

diálogos
Diálogos Intercultural Services
235A Jane St., Toronto, ON M6S 3Y8
Tel.: (416) 763 5821 Fax: (416) 946 1851
Website: www.dialogos.ca

Aug-21-2009 09:22 AM HuntMountain Resources 5098925318 23/50

CONTRATO DE EXPLORACION CON OPCION DE EXPLOTACION DEL AREA MINERA LA JOSEFINA.-

Entre **FOMENTO MINERO DE SANTA CRUZ SOCIEDAD DEL ESTADO** con domicilio en Alberdi N° 643 de ésta ciudad, representada en este acto por su presidente Ing. Armando R. TRABA, por una parte, en adelante FOMICRUZ S.E. y por la otra parte: la Empresa **CERRO CAZADOR S.A.** constituida según escritura de fecha 13 de Febrero del 2006, pasada ante el Escribano de la Ciudad de Buenos Aires Dn. Felipe Manuel Yofre, al folio 1 del Registro N° 4373 a su cargo, que fuera inscripta en la Inspección General de Justicia con fecha 30 de Marzo del 2006 bajo el número 4879 del Libro 31 de Sociedades Por Acciones, con domicilio en Cerrito 1186 3° Piso de la ciudad Autónoma de Buenos Aires; y constituyendo domicilio especial en esta ciudad de Río Gallegos en Pasaje Feruglio número 157; representada en este acto por su Presidente señor Danilo Patricio SILVA, Documento Nacional de Identidad N° 14.924.939, domiciliado en Alvear Bis 782 de la localidad de Pigué, Provincia de Buenos Aires; a mérito de la designación que surge en dicho cargo en la propia escritura constitutiva, en adelante CCSA y en conjunto LAS PARTES;

CONSIDERANDO:

Que FOMICRUZ S.E. es titular de los derechos mineros sobre el Área "La Josefina" según surge de las tramitaciones que efectúa en la Dirección Provincial de Minería según individualización contenida en el Pliego de Bases y Condiciones correspondiente.-

Que FOMICRUZ S.E. llamó a Concurso Público 05/06 según tramitación de expediente N° 151.361/F/06 el que fuera adjudicado a la empresa CERRO CAZADOR S.A. según Resolución de Directorio N° 084 de fecha 2 de Mayo del 2007;

Que en los términos del Pliego de Bases y Condiciones del referido Concurso 05/06, de la oferta presentada y su mejora, las partes acuerdan en celebrar el presente "Contrato de Exploración con derecho a opción de Explotación del Área La Josefina", el que se regirá por las siguientes cláusulas y condiciones:

PRIMERO: OBJETO: FOMICRUZ S.E. otorga a CERRO CAZADOR S.A. el derecho de explorar que comprende la prospección, exploración y estudio de

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factibilidad del Proyecto La Josefina en el departamento Deseado, Provincia de Santa Cruz, según los derechos mineros que, se tramitan bajo la titularidad de FOMICRUZ S.E. o los que en el futuro los sustituyan, como ser Manifestaciones de Descubrimiento o los Títulos que las reemplacen, de conformidad al Código de Minería, con derecho a optar por la explotación según el Pliego de Bases y Condiciones y al Art. CUARTO del presente contrato.-

SEGUNDO: PLAZO: El plazo del período de exploración es de CUATRO AÑOS se conforma con tres subperíodos los dos primeros de un año cada uno de ellos y el tercer sub-período de dos años de duración.- Este último período contempla el tiempo necesario para la ejecución de los trabajos de Pre-factibilidad y Factibilidad económica del Proyecto.-CCSA tendrá derecho a ejercer opción por la explotación por el término de 40 años en las condiciones previstas en el presente Convenio, una vez cumplida la etapa de exploración, en los términos y condiciones del Pliego del Concurso Público 05/06.-

TERCERO: CCSA se obliga a efectuar el desarrollo del programa de exploración minera conforme a la oferta y su mejora presentada al Concurso 05/06 el que como Anexo I forma parte integrante del presente, en el tiempo que el mismo detalla para cada subperíodo, por un monto de U$S 6.000.000.- Cualquier modificación que CCSA, durante el desarrollo de la inversión, considere y fundamente, que se debe efectuar a dicho programa de Exploración, deberá ser sometido a consideración de FOMICRUZ S.E. sin que en ningún supuesto dicha modificación pueda disminuir el monto de las inversiones comprometidas. Si FOMICRUZ S.E. no se expidiera en el plazo de 60 días corridos desde la fecha de la presentación completa de la documentación elevada en consulta por CCSA, se considerará que no tiene objeciones que formular a la misma.-
Sin perjuicio de lo antedicho, cualquier exceso de la inversión por parte de CCSA de conformidad al cronograma referido, durante cualquier sub-período, podrá ser considerado como adelanto de la inversión comprometida para el siguiente sub-período, si contara con la conformidad de Fomicruz SE para considerarlo de esta forma.-

CUARTO: FOMICRUZ S.E. otorga a CCSA el derecho de optar por la explotación del área "La Josefina" debiendo para ello haber cumplimentado el plan de inversiones y cumplido la etapa de exploración.- Presentado el plan de Factibilidad Final, el que será considerado para su aprobación por FOMICRUZ S.E. en un plazo máximo de hasta noventa (90) días desde su presentación, CCSA tendrá un plazo de hasta cuarenta y cinco (45) días desde la notificación que FOMICRUZ S.E. le efectuare, para tomar la opción de explotación, y de tomar dicha opción dentro de los sesenta (60) días siguientes se firmará el

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Contrato de Usufructo y se constituirá la Sociedad Anónima en el supuesto del Art. 17 de este Contrato. A partir de la firma del Contrato de Usufructo comenzarán a contarse los plazos para el cumplimiento CCSA de las siguientes obligaciones:

a) Dentro de un Plazo determinado que no podrá exceder de nueve (9) meses de concluido el cronograma aceptado de exploración, previa comunicación fehaciente a FOMICRUZ S.E. la preparación para la explotación del Yacimiento, y en un plazo que no podrá exceder de dieciocho (18) meses, a partir de la misma fecha, inicie la construcción de las instalaciones de beneficio é infraestructura necesaria.
b) Dentro de un plazo que se computará a partir del vencimiento establecido en el inciso anterior, el que no podrá exceder de dieciocho (18) meses dé comienzo a la explotación y beneficio de los minerales.
c) La totalidad de los procesos de beneficio, incluidos los necesarios de refinación, se desarrollarán en el territorio de la Provincia de Santa Cruz. Para el cumplimiento de la etapa de refinación, es decir de oro y plata noventa y nueve como nueve por ciento (99,9%) de ley podrá el Oferente establecer un plazo, adicional de doce (12) meses al plazo establecido en el inciso anterior, siempre y cuando el estudio de factibilidad establezca la economicidad del mismo.
d) Abonar a FOMICRUZ S.E. una participación porcentual en metal refinado en el lugar que se refine o en efectivo en la Cuenta Corriente de la Institución Bancaria y; en el lugar que FOMICRUZ S.E. indique, sobre el producido conforme lo establecido en el ARTICULO 21° inciso B) del pliego de Bases y Condiciones del Concurso Público 05/06 y la oferta.-
Dentro de las obligaciones que CCSA asume por el presente artículo, las partes dejan expresamente aclarado que el montaje de una refinería solo será obligatorio para CCSA si del Estudio de Factibilidad surge la economicidad de la misma.-
FOMICRUZ S.E. podrá optar por participar en la futura S.A. a constituirse entre las partes, en hasta un máximo del 49 % del capital social debiendo aportar a tal efecto el equivalente en dicho porcentaje de las inversiones realizadas, según el monto consignado en el artículo TERCERO del presente, de conformidad a la siguiente metodología: La participación inicial de FOMICRUZ S.E. en la futura S.A, a constituirse y en las utilidades económicas de la misma será del 9 % (nueve por ciento).- Una vez finalizada la Factibilidad Final, y efectuada la opción de Explotación por parte de CCSA, FOMICRUZ S.E. podrá ejercer por única vez una opción de adquisición de hasta el 49 % (cuarenta y nueve por ciento) de participación en la futura S.A. a constituirse, de conformidad al siguiente esquema: a) para adquirir el 10% (diez por ciento) de las acciones y pasar así a ser titular del 19% (diecinueve por ciento) de las acciones FOMICRUZ SE deberá reembolsar a CERRO CAZADOR SA una

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suma igual al 10% (diez por ciento) de las inversiones documentadas y ejecutadas durante el Período de Exploración Complementaria; b) para adquirir una participación adicional del 10% (diez por ciento) en la futura S.A. pasando de poseer un 19% (diecinueve por ciento) a una participación del 29% (veintinueve por ciento), FOMICRUZ SE deberá reembolsar a CERRO CAZADOR S.A. una suma igual al 20% (veinte por ciento) de las inversiones documentadas y ejecutadas durante el Período de Exploración Complementaria; c) a fin de adquirir una participación adicional del 20% (veinte por ciento) en la futura S.A., pasando de poseer una participación del 29% (veintinueve por ciento) a una participación del 49% (cuarenta y nueve por ciento), FOMICRUZ SE deberá reembolsar a CERRO CAZADOR S.A. una suma igual al 25% (veinticinco por ciento) de las inversiones documentadas y ejecutadas durante el perídodo de Exploración Complementaria.-

QUINTO: PUNTOS CRITICOS: Al finalizar cada subperíodo de exploración de conformidad al cronograma de inversiones-Anexo I del presente -CCSA se reserva el derecho a dar por concluido el presente contrato rescindiendo el mismo de no obtenerse los resultados previstos en la exploración, según el detalle incluido en la oferta y una vez efectuada la totalidad de la inversión prevista para cada sub-período.- Si el estudio de factibilidad final, -elaborado por CCSA-, no muestra condiciones económicas y tecnológicas para una explotación rentable, y en los tiempos impuestos en el Pliego de Bases y Condiciones del Concurso Público La Josefina, se podrá también dar por concluido el presente contrato rescindiendo el mismo.-

SEXTO: OBLIGACIONES DE LAS PARTES:

A) Derechos de CCSA

a) Durante el período de Exploración, CCSA será responsable de conducir todas las actividades mineras, de prospección y de exploración en el proyecto La Josefina y será su Operador;

b) Como Operador, conducirá las operaciones mineras con arreglo a las normas legales vigentes, y utilizando las normas del buen arte, con un ejercicio racional para evitar todo tipo de daños al yacimiento, cumpliendo en forma estricta las normas de desarrollo de la actividad, ambientales, laborales, y demás que directa o indirectamente afecten dicha actividad;

B) CCSA, asume las siguientes obligaciones:

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a) Efectuar el plan mínimo de inversiones que se acompaña como Anexo I; proveyendo los fondos que se requieran para el desarrollo de la exploración.

b) Otorgar a FOMICRUZ S.E. las siguientes participaciones:
CERRO CAZADOR S.A. otorgará a FOMICRUZ SE en el Contrato de Usufructo que eventualmente celebre una participación porcentual del 5% (cinco por ciento) como titular de los Derechos Mineros, sobre los minerales y metales extraídos del Yacimiento cualquiera sea la naturaleza de estos.-

c) En caso de no continuar la exploración o de no optar por la explotación conforme al presente contrato, CCSA se obliga a entregar a FOMICRUZ S.E. en propiedad exclusiva el Estudio de Factibilidad si lo hubiera y todos los estudios, trabajos, muestras, testigos, informes que se hubieran realizado y en general cualquier otra documentación que se hubiera generado con motivo del presente Contrato, sin derecho a reclamo alguno por dicho concepto;

d) CCSA se compromete a contratar personal obrero con ciudadanía argentina y domiciliado en la Provincia de Santa Cruz y personal técnico y profesional preferentemente con ciudadanía argentina y domiciliado en la provincia de Santa Cruz;

e) CCSA se obliga a tener en la Provincia de Santa Cruz la residencia del personal y el apoyo logístico del campamento y sus actividades;

f) Contratar los seguros necesarios cuya cobertura prevea las actividades involucradas en las operaciones del presente Contrato;

g) Proveer a su exclusivo cargo y riesgo la tecnología, capitales, equipos, máquinas, mano de obra y en general todas las inversiones que fueren necesarias para el debido cumplimiento del Contrato según lo establecido en el Pliego;

h) Ejecutar sus tareas con arreglo a las más racionales y eficientes técnicas en correspondencia con las características y magnitud de las tareas de exploración y explotación de modo de obtener la máxima producción de minerales técnica y económicamente posible;

i) Los sub-contratistas que se empleen deberán poseer solvencia técnica y actuarán bajo la responsabilidad y cargo CCSA;

j) Adoptar las medidas necesarias para evitar o reducir daños al yacimiento con motivo de las operaciones;

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k) Adoptar las medidas necesarias para evitar o reducir los perjuicios a las actividades agropecuarias, así como adoptar las medidas de seguridad impuestas por la legislación o aconsejadas por las prácticas aceptadas en la materia;

l) Cumplir con las normas legales y reglamentarias nacionales, provinciales y municipales que sean de aplicación al presente Contrato;

m) Mantener la vigencia de los derechos mineros a través del cumplimiento de todas las obligaciones que se imponen por el Código de Minería al titular, como abonar el canon minero y acreditar a FOMICRUZ S.E. 72 horas antes de su vencimiento el pago realizado; y cumplir asimismo con las demás obligaciones de amparo minero que en el futuro corresponda a los derechos mineros otorgados sobre el área a FOMICRUZ S.E.. El primer vencimiento de cánon minero se determinará en forma proporcional al tiempo que transcurra desde la firma del presente contrato, igual criterio se aplicará en los casos previstos de rescisión de contrato.-

n) Mantener informada a FOMICRUZ S. E. a cuyo efecto se compromete a presentar un informe trimestral con los avances de los trabajos, con copia de los resultados de muestras y análisis que se hubieran efectuado, dejando establecida la facultad de FOMICRUZ S.E. de solicitar mayor información fuera de esa periodicidad cuando lo considere conveniente;

ñ) Permitir a FOMICRUZ S.E. el acceso al área para ejercer su derecho a inspección otorgándole alojamiento en condiciones similares a las que provea a su personal jerárquico hasta un máximo de seis personas en conjunto;

o) CCSA se obliga a mantener su carácter de operador del presente contrato; no podrá efectuarse ninguna modificación a dicha obligación si no fuera aprobado expresamente por FOMICRUZ S. E.;

p) No iniciar por si ni por interpósita persona o sociedad controlante o controlada o vinculada en forma alguna con cualquiera de los integrantes de CCSA, ninguna tramitación de Derecho Minero durante la vigencia del Contrato y hasta dos años de la conclusión del mismo por cualquier causa, todo dentro de la zona de los derechos mineros vigentes o los que lo reemplacen ni dentro de los dos kilómetros de distancia de dicha zona, ni en sus inmediaciones en caso de continuidad de la mineralización fuera del área involucrada como objeto del presente contrato.- En caso de incumplimiento Fomicruz S.E. se convertirá automáticamente en titular de cualquier derecho nuevo o que por incumplimiento de la obligación contenida en este inciso CCSA llegara a

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obtener. En caso de continuidad de la mineralización fuera del Área La Josefina" y en áreas libres de derechos mineros, los nuevos derechos mineros que comprendan a esta mineralización serán incluidos en el presente contrato automáticamente, con la excepción de aquellos derechos mineros que comprendan a la continuidad de la mineralización de la Reserva "La Valenciana". - A su vez, CCSA se obliga dentro de los diez días de la firma del presente contrato a presentar a FOMICRUZ SE un listado de todos los expedientes mineros que tiene y tramita en la Dirección Provincial de Minería de la Provincia de Santa Cruz, el que tendrá el carácter de Declaración Jurada.-

q) Asumirá todos los gastos de tramitación y mensura de los derechos mineros que FOMICRUZ S.E. bajo su titularidad tenga o tramite en el área objeto del presente, incluido los que se pudieran ocasionar por la eventual tramitación de Grupo Minero;

C) FOMICRUZ S.E. asume las siguientes obligaciones:

a) No disponer en forma alguna sobre los derechos mineros objeto del presente ni otorgarlos en garantía mediante hipoteca, prenda, cesión, fideicomiso o cualquier otro gravamen ni derecho personal o real, que restrinja o limite los derechos otorgados por el presente Contrato;

b) Poner a disposición CCSA toda la información disponible sobre el área, ya sea técnica o legal, pública o privada que actualmente tuviera FOMICRUZ S.E. o llegara a tener en el futuro;

c) Si CCSA ejerciere el derecho de opción por la explotación otorgar el usufructo de los derechos mineros firmando el contrato correspondiente, y constituir la sociedad anónima prevista en el Pliego;

d) Conservar la titularidad de los derechos mineros manteniendo la tramitación de los expedientes; o los que en el futuro las sustituyan según el Pliego de Bases y condiciones;

e) Para el eventual caso de que CCSA no pudiera realizar alguna acción necesaria para conservar vigente el Proyecto y en legal estado, libre de gravámenes, incluyendo cualquier nueve derecho minero, y así lo notificare a Fomicruz SE, este ejercerá las acciones correspondientes para el logro de dicho fin;

D) Ambas PARTES se obligan recíprocamente:

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a) Informar por escrito a la otra parte de cualquier asunto ambiental, de salud u otro procedimiento que afecte o pueda afectar al Proyecto La Josefina o al área donde el mismo se encuentra ubicado;
b) Informar por escrito a la otra parte de cualquier litigio, arbitraje u otro procedimiento que afecte o pueda afectar al proyecto La Josefina;
c) Informar a la otra parte de cualquier litigio en el que sea parte que pueda afectar al Proyecto La Josefina;
d) Abstenerse de realizar cualquier acción u omisión, con lo que pueda invalidar o afectar de alguna manera el presente contrato;

SEPTIMO: RESCISIÓN: El presente Contrato podrá ser rescindido por CCSA al alcanzar los puntos críticos establecidos al final de cada uno de los subperíodos que se detallan en Cláusula QUINTA- que componen el programa de Exploración debiendo comunicar a FOMICRUZ S.E. en forma fehaciente y dentro de los 30 días de finalizar el subperíodo su decisión una vez concluida la inversión correspondiente al período anterior, a) de dar por rescindido el presente contrato; o bien b) de continuar el plan de exploración pasando a la etapa siguiente. En caso de optar por a) no dará derecho a FOMICRUZ S.E. al reclamo de indemnización alguna por dicho concepto, sin perjuicio de las obligaciones que quedaran pendientes entre las partes. FOMICRUZ S.E. podrá por su parte, rescindir el presente contrato en caso de incumplimiento por parte de CCSA de cualquiera de las obligaciones de inversión asumidas incluyendo los pagos que se prevén de canon minero o de las obligaciones de amparo minero. La rescisión del presente contrato será procedente previa intimación fehaciente a la otra parte para que cumpla con la obligación a su cargo por el término de 15 días corridos, fenecido el cual la parte cumplidora podrá optar por exigir su cumplimiento o dar por rescindido el presente, en ambos casos podrán iniciarse las acciones legales pertinentes. En cualquier caso de rescisión del presente contrato, excepto en el eventual caso en que la rescisión fuera por culpa de Fomicruz SE, CCSA entregará a FOMICRUZ S.E. en plena propiedad toda la documentación, estudios, e información emergente o relacionada que se hubiera generado con motivo del presente Contrato.

OCTAVO: DERECHOS MINEROS: CCSA se compromete a elevar a FOMICRUZ S.E. las Manifestaciones de Descubrimiento cuya presentación considerara como continuación de la mineralización del área a efectos de su evaluación y tramitación ante la Dirección Provincial de Minería bajo titularidad de FOMICRUZ S.E., derechos que se incluirán para su tratamiento en las previsiones que este contrato establece para el área minera, de ser aprobadas por FOMICRUZ SE.- En todos los casos Fomicruz SE comunicará su decisión por escrito a CCSA en el término de 10 días corridos a partir de la recepción de la comunicación que CCSA le hubiera efectuado.-

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NOVENO: OBLIGACIONES AMBIENTALES: CCSA deberá emplear las técnicas necesarias para la conservación del medio ambiente, ejecutando las actividades de manera que se proteja los recursos naturales y el medio ambiente, según la legislación vigente en la materia. Asimismo será responsable de la conservación del medio ambiente y de analizar el impacto que sus actividades puedan producir, como las demás medidas que se propone adoptar para mitigar efectos adversos al medio ambiente, a partir de la firma del presente Contrato, obligándose a cumplir con las disposiciones del Código de Minería y demás vigentes en la materia o las que en un futuro se dicten, obligándose a mantener indemne a FOMICRUZ SE por cualquier reclamo que por el accionar de CERRO CAZADOR SA o sus dependientes o contratistas se pudieran generar.-

DECIMO: SERVIDUMBRES: CCSA toma a su cargo el cumplimiento de todas las obligaciones que el Código de Minería y demás legislación aplicable en la materia establece con respecto al dueño o a los dueños superficiarios. Celebrará los Convenios de Servidumbres por las superficies afectadas a los trabajos de prospección, exploración y explotación como caminos, campamentos, planta de beneficio, pertenencias mineras, etc. Dentro del término de dos meses contados a partir de la fecha del presente Contrato CCSA deberá presentar a FOMICRUZ S. E. el acuerdo celebrado con el o los dueños superficiarios. En caso de no haber logrado dicho acuerdo y a partir del vencimiento del plazo anterior, FOMICRUZ S.E. convocará a una reunión entre CCSA y el o los titulares superficiarios dentro del mes inmediato siguiente. Si no se lograra un acuerdo, FOMICRUZ S.E. en su carácter de titular de los derechos mineros someterá a la Dirección Provincial de Minería la resolución de acuerdo que CCSA se obliga a cumplir. Las partes podrán acordar en las condiciones que mejor vieran convenir, el ejercicio de los derechos de los Artículos 156 y 157 del Código de Minería, a pedido CCSA. Asimismo, el alquiler del establecimiento ganadero Piedra Labrada, será efectuado por CCSA, debiendo presentar a FOMICRUZ SE el acuerdo con los dueños superficiarios dentro del plazo de treinta días de la firma del presente contrato.- Una vez efectuada dicha presentación, CCSA deberá acordar con FOMICRUZ SE con respecto a los bienes, mejoras e instalaciones que FOMICRUZ SE tiene efectuados en la casa, dependencias y galpones que componen el casco del establecimiento ganadero Piedra Labrada.-

DECIMO PRIMERO: CASO FORTUITO O FUERZA MAYOR: Será el previsto en los artículos 513 y 514 del Código Civil. En el supuesto de CASO FORTUITO o FUERZA MAYOR, los derechos y obligaciones que surjan del CONTRATO, serán suspendidos mientras dure dicha causa. LA PARTE que lo

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alegue deberá notificarlo a la otra PARTE dentro de los 30 días de conocidas las circunstancias que configuren el CASO FORTUITO o FUERZA MAYOR adjuntando toda la documentación que a su criterio acredite dicha configuración informando la duración y extensión de la suspensión, el carácter de total o parcial de la misma y su naturaleza. LAS PARTES reasumirán de pleno derecho los derechos y obligaciones que hayan sido suspendidos conforme lo mencionado precedentemente tan pronto como desaparezca el CASO FORTUITO o FUERZA MAYOR. A tal efecto, La PARTE que alegó el supuesto obstativo deberá notificar este hecho a la otra PARTE sin que le asista reclamar indemnización de la otra PARTE por el lapso de inactividad transcurrido. En el supuesto del la cláusula Sexta A) b) del presente contrato, en ningún caso se considerará que el CASO FORTUITO o FUERZA MAYOR afecta una obligación de entregar sumas de dinero a FOMICRUZ S. E..-

DÉCIMO SEGUNDO: CAPACITACIONES: CCSA se obliga a efectuar un plan de capacitación y entrenamiento de personal que FOMICRUZ S.E. designe para seis personas por año, en actividades a establecer de común acuerdo durante toda la vigencia del contrato. Anualmente las partes determinarán el Plan de capacitación a desarrollar.- El personal designado por FOMICRUZ S.E. para su capacitación no estará bajo relación de dependencia CCSA y consecuentemente el mismo no asumirá ninguna responsabilidad derivada de la legislación laboral excluyendo los costos de asistencia y permanencia en la operación, que serán a cargo CCSA.

DÉCIMO TERCERO: CONFIDENCIALIDAD: Durante la vigencia de este contrato cualquier dato o información, de cualquier especie o naturaleza que fuera relacionado con su desarrollo, será tratado por las PARTES como estrictamente confidencial, en el sentido de que su contenido, y la información que surja para su cumplimiento, no será bajo ningún aspecto revelado total ni parcialmente a terceros, sin previo consentimiento por escrito de la otra parte. Quedan exceptuadas de tal limitación las informaciones que sean requeridas por autoridad gubernamental o judicial o por nuevo participante o inversores potenciales, o las que se efectúen a sociedades que se encuentren en la situación prevista en el artículo 33 de la Ley 19550, con relación a alguna de LAS PARTES o cualquier comunicado o parte de prensa que CCSA o alguna sociedad vinculada realice con el único fin de obtener financiamiento.-

Para poder exhibir información confidencial a un tercero ante cualquier propuesta bajo la cual dicho tercero puede interesarse en este contrato, el mismo deberá suscribir un acuerdo de confidencialidad con la previa conformidad de ambas partes.

Si alguna de LAS PARTES utilizare en la ejecución del CONTRATO una tecnología de su propiedad la otra PARTE no podrá utilizar o divulgar dicha tecnología sin obtener previamente la conformidad por escrito de la PARTE

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propietaria LAS PARTES arbitrarán las medidas conducentes para que sus empleados agentes, representantes, mandatarios y sub-contratistas observen en las mismas obligaciones de confidencialidad establecidas en el presente artículo.

DECIMO CUARTO: GARANTIAS: En garantía del cumplimiento del presente contrato CCSA hizo entrega de "Bonos Par U$S Ley Argentina" por un valor nominal de dólares estadounidenses seis cientos mil (U$S 600.000) presentados mediante depósito en la Cuenta Corriente 905456 del Banco Santa Cruz S.A., que continúan como garantía de cumplimiento de contrato, hasta la inversión de la suma comprometida por CCSA, en la exploración o bien hasta que finalizado algún subperíodo desista de la continuidad.- La garantía será ejecutada por FOMICRUZ S. E. si CCSA no cumple con alguna de las obligaciones establecidas en el presente CONTRATO.
Cumplido alguno de los plazos indicados supra FOMICRUZ S.E. deberá devolver la garantía de cumplimiento a CCSA, en el término de 15 días hábiles de cumplido dicho plazo siempre que no quedaren obligaciones pendientes. La sustitución de la presente garantía por parte CCSA deberá estar expresamente autorizada por FOMICRUZ S.E. CCSA podrá reducir el monto total de la garantía establecido ab-initio del presente artículo en la medida que se hayan cumplido las inversiones comprometidas, al finalizar cada uno de los subperíodos de exploración, con conformidad expresa de FOMICRUZ S. E.

DECIMO QUINTO: INTERPRETACION: A los fines de la interpretación del presente Contrato se considerará la legislación vigente al momento de su firma por las partes y se establece el siguiente orden de prioridad de documentación: a) Pliego de Bases y Condiciones del Concurso Público Nro. 12/97 con sus Anexos, modificaciones y aclaraciones; b) La oferta y su mejora presentada por CCSA y c) La documentación que intercambien las partes durante la ejecución del Contrato.

DECIMO SEXTO: JURISDICCION: El Contrato se regirá y será interpretado de conformidad con las leyes de la República Argentina. Las partes solucionarán de buena fe toda cuestión que surjan con relación al presente y procurarán llegar a un acuerdo satisfactorio sobre tales cuestiones.
Sin perjucio de ello, las partes para cualquier divergencia se someten a la jurisdicción de los tribunales ordinarios de esta ciudad fijando domicilios en los enunciados en el encabezamiento.-

DECIMO SEPTIMO: OPCION DE EXPLOTACIÓN: En caso de ejercicio positivo de la opción de explotación por parte CCSA, de conformidad al

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artículo CUARTO del presente, LAS PARTES se comprometen a una eventual negociación de las condiciones en caso de acordarse la formación de una Sociedad Anónima con FOMICRUZ S. E. y de un Contrato de Usufructo Minero, considerándose a dicho efecto los porcentajes y condiciones contenidos en la oferta y su mejora.-

Sin perjuicio de lo antedicho, o en caso de que CCSA hubiera efectuado la totalidad de las inversiones comprometidas, o sea seis millones de dólares, antes de la culminación del plazo de exploración, en sus tres sub-períodos, CCSA podrá ejercer en forma anticipado, la opción para la explotación del Proyecto la Josefina.-

DÉCIMO OCTAVO: LEY DE INVERSIONES MINERAS: CCSA se compromete a acreditar ante FOMICRUZ S.E. la inscripción en la Secretaría de Minería de Nación en la Ley de Inversiones Mineras, obligándose a informar a dicha Autoridad de Aplicación del emprendimiento objeto de este Contrato en el término de sesenta días de la firma del presente.

DECIMO NOVENO: Todos los gastos que resulten de la celebración y ejecución del presente contrato son a cargo CCSA incluyendo los que resulten de la Ley de Sellos, o en su caso, de la tramitación de los beneficios que acuerda la ley 2354 y su Decreto Reglamentario N° 1437.

VIGESIMO: RESPONSABILIDAD: CCSA será responsable en forma exclusiva por la conducción y ejecución de los trabajos comprometidos.

Si fuera demandada responsabilidad por terceros por hechos, actos u omisiones imputables a título de dolo, la parte que hubiera incurrido en dolo responderá exclusivamente por ese/esos hechos actos u omisiones y deberá indemnizar a la otra parte de las consecuencias emergentes que la hubieran afectado, sin perjuicio del derecho de las sumas que hubiera debido abonar ante el reclamo de terceros afectados.

VIGESIMO PRIMERO: CESION: Cesiones y Condiciones de Admisión de nuevos miembros.- Ninguna de LAS PARTES podrá ceder el presente Contrato sin la previa autorización expresa de la otra PARTE.-

En cualquier caso de admisión de un nuevo miembro, las obligaciones emergentes del presente contrato frente a FOMICRUZ SE serán asumidas en forma solidaria.-

VIGESIMO SEGUNDO: EQUIVALENCIA: Todos los gastos de inversión contenidos en el presente contrato son en Dólares de los Estados Unidos de América.- A fin de determinar la equivalencia de dichos montos en Pesos Argentinos, LAS PARTES utilizarán el promedio entre el precio comprador y vendedor del dólar de los Estados Unidos de América, publicado por el Banco

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de la Nación Argentina al cierre del Primer día hábil del mes calendario en el cuál dichos gastos de exploración fueron incurridos.- En caso de que dicha institución bancaria no publique los precios en la fecha señalada, LAS PARTES utilizarán el precio publicado en la primer oportunidad que ello ocurra, o en el supuesto que ningún precio sea publicado, LAS PARTES utilizarán un precio que mutuamente convengan.-

VIGESIMO TERCERO: RELACION DE LAS PARTES: Los derechos, privilegios, deberes, obligaciones y responsabilidades entre LAS PARTES, serán individuales y no conjuntos o colectivos, y no habrá nada aquí contenido que pueda ser interpretado como que las partes están creando una sociedad, asociación, agencia o fideicomiso de cualquier clase o una imposición en cualquiera de LAS PARTES de cualquier deber, obligación o responsabilidad de tipo societario.-

VIGESIMO CUARTO: DOMICILIO: A todos los efectos legales las partes fijan domicilio: **FOMICRUZ S.E.** Alberdi Nº 643 Río Gallegos y **Cerro CAZADOR S.A.** en Pasaje Feruglio número 157, de Río Gallegos, donde serán válidas todas las notificaciones judiciales o extrajudiciales que se cursen.

DECLARACIONES DE LAS PARTES: FOMICRUZ S.E. manifiesta que no existen reclamos administrativos ni judiciales que limiten la disponibilidad de los derechos mineros objeto del presente.

CCSA designa como personas autorizadas para recibir en su nombre y representación todo tipo de notificaciones, contestar escritos e informes que se relacionen con el presente Contrato y con las obligaciones en él asumidas a los señores **Lic. Danilo SILVA y/o C.P. Raúl BONFADA**, para que actuando en forma indistinta, alternada e individualmente representen a CCSA frente a FOMICRUZ S.E. La presente autorización estará vigente hasta que su revocación fuera notificada en forma fehaciente a FOMICRUZ S. E. manteniendo hasta entonces todos sus efectos y teniéndose por validos todos los actos que en su consecuencia se hubieran celebrado por los autorizados.

En prueba de conformidad se firman 2 ejemplares de un mismo tenor y a un solo efecto en la Ciudad de Río Gallegos, Capital de la Provincia de Santa Cruz, República Argentina, a los 24 días del mes de Julio del año dos mil siete.- —

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ANEXO I

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FOLIO 380

Oferta económica para la exploración complementaria del Proyecto La Josefina,

Artículo 21° del Pliego de Bases y Condiciones, Concurso Público N° 05/06,

FOMICRUZ S.E.

La presente oferta económica ha sido elaborada en sintonía con las definiciones asumidas por los profesionales de Fomicruz S.E., las cuales son compartidas en su totalidad cuando expresan: "las perspectivas económicas del sector estudiado son buenas y están vinculadas a la posibilidad de hallar mineralizaciones epitermales de tipo bonanza, las cuales se caracterizan por estar fuertemente controladas por la estructura y presentar altos tenores en metales preciosos en bajos volúmenes de vetas".

Los directivos de Cerro Cazador S.A. han visitado el Proyecto La Josefina en no menos de cuatro oportunidades en los últimos 10 años, y están persuadidos que el mismo cuenta con el potencial para albergar varios cuerpos mineralizados de naturaleza económica (artículos 8° y 11° del Pliego de Bases y Condiciones).

La información técnica provista por Fomicruz S.E. ha sido revisada. En caso que Cerro Cazador S.A. resulte adjudicatario de la oferta pública, inmediatamente implementará un programa para la definición y desarrollo de sus recursos minerales a través de la revisión sistemática del área sujeta al estudio (52.000 hectáreas) y la perforación sistemática por el método de sondajes diamantinos con el propósito de definir depósitos minerales económicos que contengan en conjunto no menos de 250.000 onzas de oro.

A) Trabajos e inversiones a realizar durante la Exploración Complementaria en el PROYECTO.

1 y 2- Se propone un período de exploración de cuatro (4) años de duración, dividido en tres (3) sub-períodos, separados por dos PUNTOS CRÍTICOS (Artículo 21°, inciso A del Pliego de Bases y Condiciones).

3- La "metodología de exploración y evaluación" consistirá en la revisión sistemática del área sujeta al estudio (52.000 hectáreas) con el propósito de identificar nuevas zonas anómalas. En esta etapa, herramientas tales como el uso de sensores remotos serán aplicadas para el reconocimiento de zonas favorables con litologías, controles estructurales y alteraciones hidrotermales sugestivas. Cuando un área de interés sea identificada, se continuará con una secuencia de procesos tales como mapeo geológico, muestreo en canaleta de sus afloramientos, muestreo en grillas y/o sedimentos de corriente, apertura de trincheras y perforación por el

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RAUL A. BONFADA
D.N.I.: 12 256.887
APODERADO

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FOLIO 381

método de sondajes diamantinos. Estudios geofísicos adicionales pueden ser emprendidos con el propósito de incrementar el conocimiento del lugar y evaluar áreas cubiertas. Para el caso de las zonas en donde los trabajos de FOMICRUZ S.E. ya han identificado "targets" exploratorios, Cerro Cazador S.A. implementará campañas de sondajes diamantinos de diámetro HQ, siguiendo diseños geométricos adecuados a la definición de recursos minerales del tipo "ore shoot".

4- El "Plan de trabajos a realizar" consistirá en la ejecución de la revisión sistemática del área sujeta al estudio con el propósito de identificar nuevas zonas anómalas y paralelamente se avanzará con la implementación de campañas de sondajes diamantinos dónde Fomicruz S.E. yá ha identificado "targets" exploratorios. Ambas actividades se desarrollarán a lo largo de los tres subperíodos propuestos, los que estarán fraccionados en dos ejercicios anuales (desde el 1 de Julio de 2007 a el 30 de Junio de 2008, y desde el 1 de Julio de 2008 hasta el 30 de Junio de 2009) y un tercero bianual (desde el 1 de Julio de 2009 hasta el 30 de Junio de 2011). Por ser la exploración minera una actividad que exige flexibilidad y capacidad de adaptación a circunstancias novedosas, no se abunda en mayores detalles, debido a que los mismos pueden resultar ociosos.

5- Para la determinación del "Costo de las tareas a realizar dado por unidad, y totales" se recurre a los valores internacionales extensamente utilizados por los directivos de las empresas de exploración minera, a saber:

- Costo de una campaña de perforación diamantina, por metro: U$S 250 por metro (pesos $775 por metro). Este valor incluye el costo específico de U$S125 por metro de perforación diamantina, más un adicional de U$S125, el cual contempla los gastos de alojamiento, logística, personal, muestreo y análisis.
- Se contempla el pago de los correspondientes "canon minero" de las pertenencias involucradas, el cual a la fecha es de pesos $ 800 por unidad.
- Se considera el costo del alquiler de la superficie sujeta a la exploración minera. El importe consignado en el Pliego de Bases y Condiciones (U$S 2/Ha) es a nuestro juicio elevado, razón por la cual arbitraremos todos los mecanismos lícitos disponibles para ajustarlo a los valores de mercado.

6- Con respecto al "Plan de inversiones, cronograma y especificaciones sobre el mismo" se adjunta la siguiente tabla, en donde se contemplan los porcentajes mínimos exigidos para cada sub-período, distribuidos por zonas: Zona Veta Norte, Zona Central, Zona Noreste y Zona Piedra Labrada.

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RAUL A. BONFADA
D.N.I.: 12.258.887
APODERADO

Aug-21-2009 09:31 AM HuntMountain Resources 5098925318 39/50

FOLIO 382

Propuesta Económica (**)

Período de Exploración (4 años)	Inversiones comprometidas para el Sub-periodo #1 Hasta el 30 de Junio de 2008	Inversiones comprometidas para el Sub-período #2 1 de Julio de 2008 – 30 de Junio de 2009	Inversiones comprometidas para el Sub-período #3 1 de Julio de 2009 – 30 de Junio de 2011 (*)	Totales
Zona Noreste	U$S 300,000	U$S 400,000	U$S 500,000	U$S 1,200,000
Zona Veta Norte	U$S 500,000	U$S 800,000	U$S 800,000	U$S 2,100,000
Zona Central	U$S 500,000	U$S 800,000	U$S 900,000	U$S 2,200,000
Zona Piedra Labrada	U$S 200,000	U$S 100,000	U$S 200,000	U$S 500,000
Total Exploration Commitments	U$S 1,500,000 (25%)	U$S 2,100,000 (60%)	U$S 2,400,000 (100%)	U$S 6,000,000

Se acompaña la presente tabla a manera de síntesis de la propuesta económica elaborada por Cerro Cazador S.A.

(*) El sub-período 3 ha sido extendido a dos años de duración, con el propósito de considerar el tiempo necesario para la ejecución de los trabajos de Pre-factibilidad y Factibilidad económica del Proyecto La Josefina.

(**) Los valores económicos consignados deben ser interpretados como compromisos mínimos de inversión. En ningún momento significa que Cerro Cazador S.A. se va a ceñir estrictamente a los montos especificados, pudiendo a su exclusivo arbitrio comprometer volúmenes mayores. Los mismos han sido expresados en dólares estadounidenses. A los efectos de su conversión a nuestro signo monetario se utiliza un tipo de cambio de 3,05 pesos argentinos por dólar (artículo 16° del Pliego de Bases y Condiciones).

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RAUL A. BONFADA
C.N.I. 12.258.887
APODERADO

Aug-21-2009 09:31 AM HuntMountain Resources 5098925318 40/50

FOLIO 323

7- "Distribución de las inversiones en los subperiodos propuestos": Se detallan los trabajos a emprender distribuidos por "targets". Todos los importes indicados están expresados en dólares estadounidenses, los cuales pueden ser convertidos a pesos utilizando un tipo de cambio de 3.05.

Trabajos a emprender en el Proyecto La Josefina, por "Targets":

Sub-período #1: Inversión propuesta – U$S 1,500,000

1. **Desarrollo de Recursos minerales (USS 1,000,000)**

Zona Veta Norte

- Incremento de la densidad de sondajes diamantinos, siguiendo diseños geométricos adecuados a la definición de recursos minerales del tipo "ore shoot".
- 7 a 10 secciones de 2 a 3 sondajes diamantinos de diámetro HQ a profundidades promedio de 100 metros.
- Totalizan unos 2,000 metros a un costo total de U$S250 / metro= **USS 500,000 ***

Zona Central

- Incremento de la densidad de sondajes diamantinos, siguiendo diseños geométricos adecuados a la definición de recursos minerales del tipo "ore shoot".
- 7 a 10 secciones de 2 a 3 sondajes diamantinos de diámetro HQ a profundidades promedio de 100 metros.
- Totalizan unos 2,000 metros a un costo total de U$S250 / metro= **USS 500,000 ***

2. **Exploración por nuevos "targets" e identificación de nuevos recursos minerales mediante la perforación diamantina (USS 300,000)**

Zona Noreste

- Perforación de 6 sondajes diamantinos en anomalías identificadas por Fomicruz S.E. Los mismos serán diseñados a una profundidad promedio de 100 metros.
- Totalizan unos 600 metros a un costo total de USS 250 / metro = USS 150,000
- Perforación de 6 sondajes diamantinos en sectores a seleccionar mediante la exploración sistemática de nuevos "targets". Los mismos serán diseñados a una profundidad promedio de 100 metros.
- Totalizan unos 600 metros a un costo total de USS 250 / metro = USS 150,000
- En total suman 1,200 metros de perforación a un costo de **USS 300,000 ***.

Zona Piedra Labrada

- Perforación de 8 sondajes diamantinos en sectores a seleccionar mediante la exploración sistemática de nuevos "targets". Los mismos serán diseñados a una profundidad promedio de 100 metros.

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RAUL A. BONFADA
D.N.I.: 12.258.587
APODERADO

Aug-21-2009 09:32 AM HuntMountain Resources 5098925318 41/50

FOLIO 384

- Totalizan unos 800 metros a un costo total de U$S 250 / metro= U$S 200.000.
- En total suman 800 metros de perforación a un costo de **U$S 200,000 ***.

* Este valor incluye el costo de U$S125 por metro de perforación diamantina, más un adicional de U$S125, el cual contempla los gastos de logística, personal, muestreo y análisis.

Sub-Período #2: Inversión propuesta – U$S 2,100,000

3. Desarrollo de recursos minerales (U$S 2,000,000)

Zona Veta Norte

- Incremento de la densidad de sondajes diamantinos, con la disposición de varios sondajes por secciones, siguiendo diseños geométricos adecuados a la definición de recursos minerales del tipo "ore shoot".
- Perforación de sondajes diamantinos adicionales a lo largo del rumbo de la estructura con el propósito de expandir el recurso.
- 10 secciones de 3 a 4 sondajes diamantinos de diámetro HQ, con una profundidad promedio de 100 metros.
- Totalizan unos 3,200 metros a un costo total de U$S250 / metro = **U$S 800,000 ***

Zona Central

- Incremento de la densidad de sondajes diamantinos, con la disposición de varios sondajes por secciones, siguiendo diseños geométricos adecuados a la definición de recursos minerales del tipo "ore shoot".
- Perforación de sondajes diamantinos adicionales a lo largo del rumbo de la estructura con el propósito de expandir el recurso.
- 10 secciones de 3 a 4 sondajes diamantinos de diámetro HQ, con una profundidad promedio de 100 metros.
- Totalizan unos 3,200 metros a un costo total de U$S250 / metro = **U$S 800,000 ***

Zona Noreste

- Incremento de la densidad de sondajes diamantinos, con la disposición de varios sondajes por secciones, siguiendo diseños geométricos adecuados a la definición de recursos minerales del tipo "ore shoot".
- Perforación de sondajes diamantinos adicionales a lo largo del rumbo de la estructura con el propósito de expandir el recurso.
- 5 secciones de 3 a 4 sondajes diamantinos de diámetro HQ, con una profundidad promedio de 100 metros.
- Totalizan unos 1,600 metros a un costo total de U$S250 / metro = **U$S 400,000 ***

4. Exploración de nuevos "targets" e identificación de nuevos recursos minerales mediante la perforación diamantina (U$S 100,000)

Zona Piedra Labrada

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RAUL A. BONFADA
D.N.I.: 12.258.987
APODERADO

Aug-21-2009 09:32 AM HuntMountain Resources 5098925318 42/50

FOLIO 385

- Investigación de nuevos "targets"; 4 sondajes diamantinos programados a una profundidad promedio de 100 metros.
- Totalizan unos 400 metros a un costo total de U$S 250 / metro = **U$S 100,000**

* Este valor incluye el costo de U$S125 por metro de perforación diamantina, más un adicional de U$S125, el cual contempla los gastos de logística, personal, muestreo y análisis.

Sub-período #3: Inversión propuesta – U$S 2,400,000

5. **Desarrollo de recursos minerales (U$S 2,200,000)**

Zona Veta Norte

- Incremento de la densidad de sondajes diamantinos, con la disposición de varios sondajes por secciones, siguiendo diseños geométricos adecuados a la definición de recursos minerales del tipo "ore shoot".
- Perforación de sondajes diamantinos adicionales a lo largo del rumbo de la estructura con el propósito de expandir el recurso.
- 10 secciones de 3 a 4 sondajes diamantinos de diámetro HQ, con una profundidad promedio de 100 metros.
- Totalizan unos 3,200 metros a un costo total de U$S250 / metro = **U$S 800,000** *

Zona Central

- Incremento de la densidad de sondajes diamantinos, con la disposición de varios sondajes por secciones, siguiendo diseños geométricos adecuados a la definición de recursos minerales del tipo "ore shoot".
- Perforación de sondajes diamantinos adicionales a lo largo del rumbo de la estructura con el propósito de expandir el recurso.
- 10 secciones de 3 a 4 sondajes diamantinos de diámetro HQ, con una profundidad promedio de 100 metros.
- Totalizan unos 3,200 metros a un costo total de U$S250 / meter = **U$S 900,000** *

Zona Noreste

- Incremento de la densidad de sondajes diamantinos, con la disposición de varios sondajes por secciones, siguiendo diseños geométricos adecuados a la definición de recursos minerales del tipo "ore shoot".
- Perforación de sondajes diamantinos adicionales a lo largo del rumbo de la estructura con el propósito de expandir el recurso.
- 5 secciones de 3 a 4 sondajes diamantinos de diámetro HQ, con una profundidad promedio de 100 metros.
- Totalizan unos 2,000 metros a un costo total de U$S250 / metro = **U$S 500,000** *

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RAUL A. BONFADA
D.N.I.: 12.258.887
APODERADO

Aug-21-2009 09:33 AM HuntMountain Resources 5098925318 43/50

386

6. **Exploración de nuevos "targets" e identificación de nuevos recursos minerales mediante la perforación diamantina (U$S 200,000)**

Zona Piedra Labrada

- Investigación de nuevos "targets"; 8 sondajes diamantinos programados a una profundidad promedio de 100 metros.
- Totalizan unos 800 metros a un costo total de U$S 250 / metro = U$S 200,000 *

* Este valor incluye el costo de U$S125 por metro de perforación diamantina, más un adicional de U$S125, el cual contempla los gastos de logística, personal, muestreo y análisis.

B) Participación porcentual a abonar a FOMICRUZ S.E. como titular de los derechos mineros.

Cerro Cazador S.A. reconocerá a Fomicruz S.E. una participación porcentual del 5%, los que cuyo uso y goce serán cedidos al ADJUDICATARIO mediante un CONTRATO DE USUFRUCTO, en caso que éste opte por la explotación sobre los minerales y metales extraídos de los Yacimientos cualquiera fuere la naturaleza de éstos.

C) Porcentaje de Utilidades:

Cerro Cazador S.A. reconocerá a Fomicruz S.E. como porcentaje de participación en las utilidades económicas un 2,5% adicional al arriba expresado.

Cerro Cazador S.A. acepta que Fomicruz S.E. puede optar, una vez finalizada la factibilidad final, por la compra hasta alcanzar el 49% de participación en la constitución de la futura Sociedad Anónima de acuerdo a lo establecido en el artículo 25 del presente pliego, reembolsando a Cerro Cazador S.A. 2,5 veces la cantidad proporcional de las inversiones documentadas y ejecutadas durante el Periodo de Exploración Complementaria.

D) Garantía de mantenimiento de la oferta, según se estipula en el artículo 19.

Se adjunta la documentación pertinente para la Garantía de mantenimiento de la oferta, según se estipula en el artículo 19.

- 16 -

RAUL A. BONFADA
D.N.I.: 12.258.887
APODERADO

Aug-21-2009 09:33 AM HuntMountain Resources 5098925318 44/50

Folio 387

Artículo 29°: Plan de capacitación y entrenamiento del personal que Fomicruz S.E. designe.

Cerro Cazador S.A. se compromete a instrumentar un programa de capacitación y entrenamiento del personal que FOMICRUZ S.E. designe, a razón de seis (6) individuos por año. Las actividades a desarrollar serán establecidas de común acuerdo durante la vigencia del CONTRATO DE EXPLORACIÓN.

- 17 -

RAUL A. BONFADA
D.N.I.: 12.258.887
APODERADO

19

Aug-21-2009 09:33 AM HuntMountain Resources 5098925318 45/50

59%, 30%,

CERRO CAZADOR
SOCIEDAD ANONIMA

A HUNTMOUNTAIN COMPANY

Buenos Aires, 20 de Abril de 2007.

Señores
FOMICRUZ S.E.

Ref: Concurso Público Nº 05/06 La Josefina

De nuestra mayor consideración,

Tenemos el agrado de dirigirnos a Ustedes por el asunto de referencia, en virtud de la nota recibida, mediante la cual, FOMICRUZ S.E. solicita una mejora en la oferta presentada por Cerro Cazador S.A. en el sobre B, en cumplimiento del Pliego de Bases y Condiciones (el "Pliego"); particularmente referida al inciso C) del artículo 21, en cuanto a sus dos aspectos: porcentaje de participación en las utilidades al momento de ejercer la opción de exploración de la propiedad, y con respecto al factor para multiplicar las inversiones en caso que FOMICRUZ S.E. decida ejercer la opción contenida en el párrafo tercero, inciso c) del artículo 21 del Pliego, adquiriendo hasta un 49% de participación en la futura S.A.

Cerro Cazador S.A. ha revisado la oferta recientemente efectuada en el sobre B del mencionado Pliego y ha decidido efectuar una mejora de la misma. En consecuencia, la oferta queda expresada de la siguiente manera:

Artículo 21, inciso C) Porcentaje de Utilidades:

En caso que Cerro Cazador S.A. decida ejercer la opción de exploración y constituir una S.A. para tal objeto, reconocerá a FOMICRUZ S.E. un 9% (nueve por ciento) como porcentaje inicial de participación en las utilidades económicas de dicha S.A.

Conforme lo establecido en el párrafo tercero del incico c) del artículo 21 del Pliego. Cerro Cazador S.A. acepta que, una vez finalizada la Factibilidad Final, FOMICRUZ S.E. podrá optar por la compra hasta alcanzar el 49% de participación en la constitución de la futura Sociedad Anónima de acuerdo a lo establecido en el artículo 25 del Pliego, reembolsando a Cerro Cazador S.A. un cantidad proporcional de las inversiones documentadas y ejecutadas durante el Período de Exploración Complementaria, conforme a la siguiente propuesta:

CERRITO 1186. 3º BUENOS AIRES C1010AAX ARGENTINA

Aug-21-2009 09:34 AM HuntMountain Resources 5098925318 46/50

FOBSC

CERRO CAZADOR

SOCIEDAD ANONIMA

A HUNTMOUNTAIN COMPANY

a) La participación inicial de FOMICRUZ S.E. en la futura S.A. a constituirse y en las utilidades económicas de la misma, en caso que Cerro Cazador S.A. opte por la puesta en producción de la mina, será de un 9% (nueve por ciento).

b) Una vez finalizada la Factibilidad Final, FOMICRUZ S.E. podrá ejercer, por única vez, una opción para adquirir hasta el 49% (cuarenta y nueve por ciento) de participación en la futura S.A. a constituirse de acuerdo al siguiente esquema:

(i) a fin de adquirir una participación adicional del 10% (diez por ciento) en la futura S.A., pasando de poseer una participación del 9% (nueve por ciento) a una participación del 19% (diecinueve por ciento), FOMICRUZ S.E. deberá rembolsar a Cerro Cazador S.A. una suma igual al 10% (diez por ciento) de las inversiones documentadas y ejecutadas durante el Período de Exploración Complementaria.

(ii) a fin de adquirir una participación adicional del 10% (diez por ciento) en la futura S.A., pasando de poseer una participación del 19% (diecinueve por ciento) a una participación del 29% (veintinueve por ciento), FOMICRUZ S.E. deberá rembolsar a Cerro Cazador S.A. una suma igual al 20% (veinte por ciento) de las inversiones documentadas y ejecutadas durante el Período de Exploración Complementaria.

(iii) a fin de adquirir una participación adicional del 20% (veinte por ciento) en la futura S.A., pasando de poseer una participación del 29% (veintinueve por ciento) a una participación del 49% (cuarenta y nueve por ciento), FOMICRUZ S.E. deberá rembolsar a Cerro Cazador S.A. una suma igual al 25% (veinticinco por ciento) de las inversiones documentadas y ejecutadas durante el Período de Exploración Complementaria.

A continuación, y conforme lo solicitado, se aclaran las fechas previstas para cada uno de los supuestos contemplados en el artículo 26 del Pliego.

ARTÍCULO 26°: El cumplimiento de la etapa de exploración, dará a Cerro Cazador S.A., derecho a optar por la explotación de los minerales (oro y plata y/u otros de interés) que se encontraren en el yacimiento, por un plazo determinado conforme a este Pliego y en los términos y condiciones del CONTRATO DE USUFRUCTO; siempre que:

a) Dentro de un plazo de nueve (9) meses de concluido el cronograma aceptado de

CERRITO 1186, 3° BUENOS AIRES C1010AAX ARGENTINA

Aug-21-2009 09:35 AM HuntMountain Resources 5098925318 47/50

386

CERRO CAZADOR
SOCIEDAD ANONIMA

A HUNTMOUNTAIN COMPANY

exploración, previa comunicación fehaciente a FOMICRUZ S.E., Cerro Cazador S.A. iniciará la preparación para la explotación del Yacimiento, y en un plazo de dieciocho (18) meses, a partir de la misma fecha, iniciará la construcción de las instalaciones de beneficio é infraestructura necesaria.

b) Dentro de un plazo de dieciocho (18) meses a contar a partir del vencimiento establecido en el inciso anterior, Cerro Cazador S.A. dará comienzo a la explotación y beneficio de los minerales.

c) La totalidad de los procesos de beneficio, incluidos en su caso los necesarios de refinación, se desarrollarán en el territorio de la Provincia de Santa Cruz. Para el cumplimiento de la etapa de refinación, es decir de oro y plata noventa y nueve coma nueve por ciento (99,9%) de ley podrá Cerro Cazador S.A. establecer un plazo adicional de doce (12) meses al plazo establecido en el inciso anterior, siempre y cuando el estudio de factibilidad establezca la economicidad del mismo y así lo decida a su exclusivo criterio el USUFRUCTUARIO.

d) Abonar a FOMICRUZ S.E. una participación porcentual en metal refinado en el lugar que se refine o en efectivo en la cuenta corriente e Institución Bancaria y lugar que FOMICRUZ S.E. indique, sobre el producido conforme lo establecido en el ARTÍCULO 21° inciso (B) del Pliego de Bases y Condiciones.

Atentamente,

Contador Raúl Bonfada
Apoderado
CERRO CAZADOR S.A.

CERRITO 1186, 3° BUENOS AIRES C1010AAX ARGENTINA

Aug-21-2009 09:35 AM HuntMountain Resources 5098925318 48/50

ANEXO II

Aug-21-2009 09:35 AM HuntMountain Resources 5098925318 49/50

[illegible]	Expediente	Superficie (Has)
Miguel Ángel	409.058/F/98	3435
Diana	409.059/F/98	2995
Noemí	409.060/F/98	3013
Rosella	409.061/F/98	3227
Giuliana	409.062/F/98	5100
Benjamin	409.063/F/98	3500
Mariana T.	409.064/F/98	3500
Ailín	409.065/F/98	3500
Mirta Julia	409.066/F/98	3500
Ivo Gonzalo	409.067/F/98	3500
María José	409.068/F/98	3500
Matías Augusto	409.069/F/98	3500
Sofía Luján	409.070/F/98	3500
Lucas Marcelo	409.071/F/98	3500
Nicolás Alejandro	409.072/F/98	3500
Julia	409.048/F/98	6

Aug-21-2009 09:36 AM HuntMountain Resources 5098925318 50/50

ANEXO III

EXPLORATION AGREEMENT WITH OPTION FOR EXPLOITATION OF LA JOSEFINA MINING AREA

By and between FOMENTO MINERO DE SANTA CRUZ SOCIEDAD DEL ESTADO with domicile at Alberdi No. 643 in this city, herein represented by its president, Armando R. TRABA, hereinafter FOMICRUZ S.E. and: the company CERRO CAZADOR S.A. incorporated under an instrument dated February 13, 2006, executed before the Notary of the City of Buenos Aires Felipe Manuel Yofre, on Folio 1 at the Registry No. 4373 under his charge, registered with the Corporate Control Authority (IGJ) on March 30,2006 under number 4879 of Book 31 of Stock Companies, with domicile at Cerrito 1186, 3rd floor, in the Autonomous City of Buenos Aires; and with special domicile in this city of Rio Gallegos at Pasaje Feruglio No. 157; herein represented by its president, Mr. Danilo Patricio SILVA, National Identity Document No. 14.924.939, resident at Alvear Bis 782 in the Town of Pigue, Province of Buenos Aires; by virtue of the designation awarded to said position by the company's articles of incorporation, hereinafter CCSA and, collectively, the PARTIES;

WHEREAS:

          FOMICRUZ S.E. holds the mining rights to the area "La Josefina" according to the documentation filed at the Provincial Mining Office as described in the relevant Bidding Terms and Conditions;

          FOMICRUZ S.E. issued Tender 05/06 as per the processing of File No. 151.361/F/06, which was awarded to the company CERRO CAZADOR S.A. in Board Resolution No. 084 dated May 2,2007;

          Under the Bidding Terms and Conditions of the aforementioned Tender 05/06, and of the bid submitted and the revised version thereof, the parties agree to execute this "Agreement for Exploration with Option for Exploitation of the La Josefina Mining Area", which will be governed by the following clauses and conditions:

ONE: PURPOSE: FOMICRUZ S.E. grants CERRO CAZADOR S.A. the right of exploration which includes the prospecting, exploration and feasibility study of the

[ILLEGIBLE SIGNATURES]

"La Josefina" Project in the Department of Deseado, Province of Santa Cruz, in accordance with the mining rights processed under the ownership of FOMICRUZ S.E. or those that may take their place in the future, including Manifestations of Discovery or the Titles that take their place, in accordance with the Mining Code, with the right to opt for exploitation in accordance with the Bidding Terms and Conditions and Clause FOUR of this agreement.

TWO: TERM: The period of exploration is FOUR YEARS, consisting of three sub-periods, the first two for a year each, and the third for two years. This final period includes the time required for the completion of the pre-feasibility and economic feasibility studies for the Project. CCSA will be entitled to exercise the option for exploitation for a period of 40 years as provided under the conditions of this agreement, upon completion of the exploration phase, in accordance with the Bidding Terms and Conditions of Tender 05/06.

THREE: CCSA undertakes to develop the mineral exploration program in accordance with the bid submitted for Tender 05/06 and the revised version thereof, which forms an integral part hereof as Appendix I, within the time specified therein for each sub-period, for an amount of US$6,000,000. During the investment process, any amendment that CCSA considers and justifies should be made to said Exploration Program must be submitted for consideration to Fomicruz S.E., but in no event may any such amendment reduce the amount of the agreed investments. If FOMICRUZ S.E. does not issue a response within 60 calendar days of the date of the full submission of the documentation filed for consideration by CCSA, it shall be assumed that it has no objections thereto.

Without prejudice to the foregoing, any surplus investment by CCSA in accordance with the aforementioned timetable, during any sub-period, may be deemed an advance on the agreed investment for the next sub-period, provided FOMICRUZ S.E. agrees to consider it as such.

FOUR: FOMICRUZ S.E. grants CCSA the right to opt for exploitation of the "La Josefina" area upon fulfillment of the investment plan and completion of the exploration phase. After submission of the final feasibility plan, which shall be subject to approval by FOMICRUZ S.E. within a maximum period of ninety (90) days after its submission, CCSA shall have a period of up to forty-five (45) days from the date of notification by FOMICRUZ S.E. to take up the option of exploitation, and if this option is taken up within sixty (60) days thereafter the Usufruct Agreement shall be signed and the Corporation shall be incorporated pursuant to Clause 17 herein. Upon execution of the Usufruct Agreement, the periods shall begin for CCSA's fulfillment of the following obligations:

a) Within a set Period that may not exceed nine (9) months after the conclusion of the accepted exploration timetable, subject to duly certified notice being given to FOMICRUZ S.E., the preparation for exploitation of the Deposit, and within a period that may not exceed eighteen (18) months after the same date, the construction of the processing facilities and necessary infrastructure shall be initiated.
b) Within a period counting from the end of the period established in the preceding paragraph, which may not exceed eighteen (18) months, the exploitation and processing of minerals shall commence.
c) All processing, including necessary refining processes, shall be carried out within the Province of Santa Cruz. For fulfillment of the refining stage, that is, for ninety-nine point nine percent (99.9%) pure gold and silver, the Bidder may establish an additional period of twelve (12) months from the end of the period specified in the preceding paragraph, provided that the feasibility study demonstrates its economic viability.
d) FOMICRUZ S.E. shall be paid a percentage share of production in refined metal at the place of refining or in a cash payment to a current account with the banking institution and in the place specified by FOMICRUZ S.E., pursuant to the stipulations of ARTICLE 21, subsection B) of the Bidding Terms and Conditions of Tender 05/06 and the bid.

Among the obligations that CCSA assumes under this clause, the parties expressly agree that CCSA shall be required to build a refinery only if the Feasibility Study demonstrates its economic viability.

FOMICRUZ S.E. may choose to have a stake in the future corporation to be incorporated between the parties, with up to 49% of share capital, in which case it must contribute the equivalent of said percentage in investments made, according to the amount specified in Clause THREE herein, pursuant to the following methodology: The initial interest of FOMICRUZ S.E. in the future Corporation to be incorporated and in the profits thereof shall be 9% (nine percent). After the final Feasibility Study, and subject to CCSA taking up the option of Exploitation, FOMICRUZ S.E. may exercise a one-time option for acquisition of up to 49% (forty-nine percent) of stock in the future corporation to be incorporated, pursuant to the following system: a) to acquire 10% (ten percent) of the stock and thereby become owner of 19% (nineteen percent) of the stock, FOMICRUZ S.E. must reimburse CERRO CAZADOR S.A. an amount equal to 10% (ten percent) of the investments documented and executed during the Complementary Exploration

[ILLEGIBLE SIGNATURES]

Period; b) to acquire an additional 10% (ten percent) interest in the future corporation, thereby increasing its ownership interest from 19% (nineteen percent) to 29% (twenty-nine percent), FOMICRUZ S.E. must reimburse CERRO CAZADOR S.A. an amount equal to 20% (twenty percent) of the investments documented and executed during the Complementary Exploration Period; c) in order to acquire an additional 20% (twenty percent) interest in the future corporation, thereby increasing its ownership interest from 29% (twenty-nine percent) to 49% (forty-nine percent), FOMICRUZ S.E. must reimburse CERRO CAZADOR S.A. an amount equal to 25% (twenty-five percent) of the investments documented and executed during the Complementary Exploration Period.

FIVE: CRITICAL POINTS: At the end of each exploration sub-period in accordance with the investment timetable (Appendix I attached hereto), CCSA reserves the right to terminate this agreement if the expected results in the exploration are not obtained, in accordance with the details contained in the bid and after all investments planned for each sub-period has been made. This agreement may also be terminated if the final feasibility study (prepared by CCSA) fails to demonstrate the necessary economic and technological conditions for profitable exploitation, and within the periods established under the Bidding Terms and Conditions of the Tender for "La Josefina".

SIX: OBLIGATIONS OF THE PARTIES:

A) Rights of CCSA

a) During the exploration period, CCSA shall be responsible for carrying out all mining, prospecting and exploration activities in the "La Josefina" project, and shall be its Operator;

b) As Operator, CCSA shall conduct mining operations in accordance with existing legal regulations and applying best practice standards, acting rationally to prevent any kind of damage to the deposit, in strict compliance with standards pertaining to the activity, and all environmental, labor, and other regulations that directly or indirectly apply to said activity;

B) CCSA assumes the following obligations:

a) To implement the minimum investment plan attached as Appendix I hereto, providing the funds required for the exploration process.

b) To grant FOMICRUZ S.E. the following percentage shares:
In the Usufruct Agreement to be executed, CERRO CAZADOR S.A. shall grant FOMICRUZ S.E. a percentage share of 5% (five percent) as holder of the Mining Rights to the minerals and metals extracted from the Deposit, whatever the nature of these may be.

c) In the event that exploration is not continued, or the exploitation option is not taken up pursuant to this agreement, CCSA undertakes to deliver to FOMICRUZ S.E. exclusive ownership of the Feasibility Study, if any exists, and all studies, papers, samples and core samples, reports completed and, in general, any other documentation produced in connection with this Agreement, without any right to file claims with regard thereto;

d) CCSA undertakes to hire manual workers with Argentine citizenship and residing in the Province of Santa Cruz, and technical and professional personnel preferably with Argentine citizenship and residing in the province of Santa Cruz;

e) CCSA undertakes to establish the places of residence of the personnel and the logistical support for the camp and its activities in the Province of Santa Cruz;

f) To purchase the necessary insurance policies with coverage for the activities involved in the operations under this Agreement;

g) To provide, at its sole expense and risk, the technology, capital, equipment, machinery, labor, and, in general, all the investments necessary for the due fulfillment of the Agreement in accordance with the stipulations of the Bidding Conditions;

h) To execute its tasks using the most rational and efficient techniques in keeping with the characteristics and magnitude of the exploration and exploitation tasks, so as to obtain the maximum mineral production that is technically and financially possible;

i) Any sub-contractors employed must have technical expertise and shall act under the responsibility and charge of CCSA;

j) To adopt all necessary measures to prevent or reduce damage to the deposit in connection with the operations;

[ILLEGIBLE SIGNATURES]

k) To adopt all necessary measures to prevent or reduce damage to agricultural activities, and to adopt the safety measures required by law or recommended in accordance with accepted practices in the field;

1) To comply with national, provincial and municipal laws and regulations applicable to this Agreement;

m) To maintain the validity of the mining rights by complying with all obligations established under the Mining Code applicable to the holder thereof, such as the payment of the mining canon, with confirmation provided to FOMICRUZ S.E. 72 hours prior to the respective due date that payment has been made; and, moreover, the fulfillment of any other mining concession obligations that may in the future apply to the mining rights granted for the area to FOMICRUZ S.E. The first mining canon due date shall be determined in proportion to the time elapsed from the execution of this agreement, and the same criterion shall apply to the established cases of termination of the same.

n) To keep FOMICRUZ S. E. informed, to which end it undertakes to submit a quarterly report on work progress, with a copy of all sampling and analysis results that have been carried out, and FOMICRUZ S.E. shall be entitled to request additional information outside of the aforementioned schedule whenever it deems appropriate;

n) To allow FOMICRUZ S.E. access to the area to exercise its right of inspection, providing accommodations in conditions similar to those provided for senior staff for a maximum group size of six persons;

o) CCSA undertakes to maintain its capacity as operator of this agreement; no amendment may be made to this obligation unless it is expressly approved by FOMICRUZ S. E.;

p) CCSA shall not initiate any process related to Mining Rights, either on its own or through any intermediary, parent or subsidiary company, or any company connected in any way with any CCSA employee, during the term of the Agreement and for two years after the termination thereof for any reason, within the area of the existing mining rights or those taking the place thereof, or within two kilometers of said area or in the vicinity thereof in the event that the mineralized zone continues beyond the area to which this agreement pertains. In the event of a breach hereof, Fomicruz S.E. shall automatically assume ownership of any new right, or any which CCSA might obtain through the breach of the obligation contained in this subsection. In the event that the mineralized zone continues beyond the "La Josefina" Area and into areas where no mining rights exist, the new mining rights covering this mineralized zone shall be included in this agreement automatically, with the exception of those mining rights covering the continuation of the mineralized zone of the "La Valenciana" Reserve. CCSA undertakes to submit a list to FOMICRUZ S.E. within ten days of the execution of this agreement, containing all the mining files in its possession and has submitted to the Provincial Mining Office of the Province of Santa Cruz, and this list shall have the effect of an Affidavit.

q) CCSA shall assume all expenses involved in processing and assessment of the mining rights which FOMICRUZ S.E. holds or is applying for in the area to which this agreement pertains, including those that may arise from the processing of applications related to Grupo Minero;

C) FOMICRUZ S.E. assumes the following obligations:

a) It shall not, in any way, dispose of the mining rights under this agreement or grant them as security through any mortgage, pledge, assignment, trust or any other encumbrance or personal or real property interest that would restrict or limit the rights granted by this Agreement;

b)It shall provide CCSA with all information available on the area, whether technical or legal, public or private, that FOMICRUZ S.E. currently possesses or may possess in the future;

c) If CCSA exercises the right to take up the exploitation option, FOMICRUZ S.E. shall grant the usufruct of the mining rights, executing the corresponding agreement, and incorporating the corporation as established in the Bidding Terms and Conditions;

d) It shall maintain ownership of mining rights, continuing to process the necessary files, or those that may replace them in the future, in accordance with the Bidding Terms and Conditions;

e) In the event that CCSA is unable to take an action necessary to preserve the validity and legal status of the Project, free from encumbrances, including any new mining right, and provided that it gives notice thereof to Fomicruz S.E., the latter shall take the appropriate action to achieve said objective;

D) The two PARTIES undertake reciprocally:

[ILLEGIBLE SIGNATURES]

NINE: ENVIRONMENTAL OBLIGATIONS: CCSA must employ the techniques necessary for environmental conservation, carrying out activities in ways that protect the natural resources and the environment, in accordance with current environmental legislation. Moreover, it shall be responsible for the conservation of the environment and for analyzing the impact produced by its activities, along with other measures it proposes to adopt to mitigate adverse effects on the environment, as of the date of execution of this Agreement, undertaking to comply with the provisions of the Mining Code and other environmental regulations now in effect or those that may be introduced in the future, and undertaking to hold FOMICRUZ S.E. harmless against any claims arising from the actions of CERRO CAZADOR S.A., its employees or contractors.

TEN: EASEMENTS: CCSA assumes the responsibility of fulfilling all obligations established by the Mining Code and other applicable legislation with respect to the surface landowners). It shall execute Easement Agreements for the land affected by the prospecting, exploration and exploitation works, such as roads, camps, the processing plant, mining claims, and so on. Within a period of two months from the date of this Agreement, CCSA must submit to FOMICRUZ S. E. the agreement executed with the surface landowners). In the event that such an agreement has not been reached, upon expiration of the aforementioned period, FOMICRUZ S.E. shall convene a meeting between CCSA and the surface landowners) within the month immediately following. If no agreement is reached, FOMICRUZ S.E., in its capacity as holder of mining rights, shall submit the settlement agreement that CCSA undertakes to fulfill to the Provincial Mining Office. The parties may agree, pursuant to the conditions that they deem most suitable, to exercise the rights of Articles 156 and 157 of the Mining Code, at CCSA's request. Moreover, the leasing of the Piedra Labrada livestock ranch shall be carried out by CCSA, who must submit the agreement with the surface landowners) to FOMICRUZ S.E. within thirty days of execution of this Agreement. Upon submission of said agreement, CCSA must establish an agreement with FOMICRUZ S.E. with respect to the items, improvements and facilities established by FOMICRUZ S.E. in the house, outbuildings and storehouses that constitute the constructions of the Piedra Labrada livestock ranch.

ELEVEN: ACTS OF GOD OR FORCE MAJEURE: As established in Articles 513 and 514 of the Civil Code, in the event of ACTS OF GOD or FORCE MAJEURE, the rights and obligations arising from the AGREEMENT shall be suspended for the duration of said event. The PARTY that so claims must provide notice to the other PARTY within 30 days of becoming aware of the circumstances constituting the ACT OF GOD or FORCE MAJEURE, attaching all documentation

[ILLEGIBLE SIGNATURES]

which, in its opinion, proves such a situation, and advising the duration and extent of the suspension, whether such is total or partial, and its nature. By operation of law, the PARTIES shall resume the rights and obligations that were suspended under the foregoing as soon as the ACT OF GOD or FORCE MAJEURE disappears. To this end, the PARTY claiming the alleged impediment must notify the other PARTY of such, and the other PARTY shall not be entitled to claim indemnity for the period of inactivity. In the case of [sic] in Clause Six A) b) herein, under no circumstances shall any ACT OF GOD or FORCE MAJEURE be deemed to affect any obligation of delivering monetary amounts to FOMICRUZ S. E.

TWELVE: TRAINING: CCSA undertakes to prepare an instruction and training plan for personnel designated by FOMICRUZ S.E. for six people per year, in activities to be established by mutual agreement between the parties throughout the life of the agreement Each year, the parties shall determine the training plan to be implemented. Personnel designated by FOMICRUZ S.E. for training shall have no employment relationship with CCSA, and thus CCSA shall assume no liability arising from labor legislation, except for the costs of program attendance and completion, which shall be borne by CCSA.

THIRTEEN: CONFIDENTIALITY: Throughout the life of this agreement, any data or information of any kind or nature that is related to the performance hereof shall be treated by the PARTIES as strictly confidential, meaning that the content hereof and the information necessary for its fulfillment shall under no circumstances be fully or partially disclosed to third parties without the prior written consent of the other party. Excluded from this limitation is information that is required by government or judicial authorities or by a new stakeholder or potential investors, or information made available to companies in the situation described in Article 33 of Law 19550 in relation to either of the PARTIES, or any statement or news release made by CCSA or any related company for the sole purpose of obtaining financing.

In order to disclose confidential information to a third party in the event of any proposal under which said third party might have an interest in this agreement, said party must sign a confidentiality agreement with the prior approval of both parties. If either PARTY uses, in the performance of the AGREEMENT, a technology owned by said PARTY, the other PARTY may not use or disclose such technology without first obtaining the written consent of the owning PARTY. The PARTIES shall determine the appropriate measures to ensure that their employees, agents, representatives, proxies and subcontractors observe all of the confidentiality obligations established herein.

FOURTEEN: BOND: As a performance bond for this agreement, CCSA has delivered "Argentine Law US$ Par Bonds" with a face value of six hundred thousand U.S. dollars (US$600,000), provided by deposit into Current Account No. 905456 with the bank Banco Santa Cruz S.A., which shall remain as a contract performance guarantee until the amount committed to by CCSA has been invested in exploration, or until withdrawal from the agreement at the end of a given sub-period. The bond shall be redeemed by FOMICRUZ S. E. if CCSA fails to comply with any of the obligations established under this AGREEMENT. Upon completion of any of the aforementioned periods, FOMICRUZ S.E. must refund the performance bond to CCSA within 15 business days of completion of said period, provided that no outstanding obligations remain. Any replacement of this bond by CCSA must be expressly authorized by FOMICRUZ S.E. CCSA may reduce the total amount of the bond established at the beginning of this clause to the extent that it has fulfilled its investment commitments upon completion of each of the exploration sub-periods, with the express approval of FOMICRUZ S. E.

FIFTEEN: INTERPRETATION: For the purposes of interpretation of this Agreement, the law in effect at the time of its execution by the parties will be observed, and the following order of priority of documentation is established: a) Bidding Terms and Conditions of Tender No. 12/97 with its appendices, amendments and clarifications; b) The bid and the revised version thereof submitted by CCSA, and c) Any documents exchanged by the PARTIES during the performance of the agreement.

SIXTEEN: JURISDICTION: The Agreement shall be governed and interpreted in accordance with the laws of the Argentine Republic. The parties shall settle any issues arising in relation hereto in good faith and seek to reach satisfactory agreements on such issues.

Notwithstanding the foregoing, in the event of any difference of opinion, the parties submit to the jurisdiction of the courts of this city, establishing their domiciles in the introductory section hereof.

SEVENTEEN: OPTION FOR EXPLOITATION: In the event that the option for exploitation is exercised by CCSA, pursuant to clause FOUR hereof, the PARTIES agree to a possible negotiation of the conditions in the event of an agreement to form a Corporation with FOMICRUZ S.E., and a Mining Usufruct

[ILLEGIBLE SIGNATURES]

Agreement, considering, for said purposes, the percentages and conditions contained in the bid and its revised version.

Without prejudice to the foregoing, or in the event that CCSA has fulfilled all of the investment commitments, that is to say, six million dollars, prior to completion of the exploration period, CCSA may exercise the option for exploitation of the "La Josefina" project ahead of schedule, during one of the three sub-periods.

EIGHTEEN: MINING INVESTMENT ACT: CCSA undertakes to provide FOMICRUZ S.E. with proof of registration with the National Ministry of Mining under the Mining Investment Act, and shall be required to inform said regulatory authority of the enterprise described in this Agreement within a period of sixty days after the execution hereof.

NINETEEN: All expenses resulting from the execution and fulfillment of this agreement shall be borne by CCSA, including those resulting from the Stamp Act, or, where applicable, the processing of benefits accorded by Act 2354 and its Regulatory Decree No. 1437.

TWENTY: LIABILITY: CCSA shall be solely liable for conducting and completing the work agreed herein.

If any action is brought by any third party for events, acts or omissions attributable to fraud, the party mat has committed fraud shall respond exclusively for those events, acts or omissions and must indemnify the other party against any consequences that may affect it, without prejudice to the right to amounts that it may have had to pay for claims by affected third parties.

TWENTY-ONE: ASSIGNMENT: Assignments and Conditions for Admission of New Members: Neither of THE PARTIES may assign this Agreement without the prior express authorization of the other PARTY.

In any case of admission of a new member, the obligations to FOMICRUZ S.E. arising from this agreement shall be assumed jointly and severally.

TWENTY-TWO: EQUIVALENCE: All investment expenses contained in herein are in Dollars of the United States of America. In order to determine the equivalence of such amounts in Argentine pesos, THE PARTIES shall use the average between the buying and selling rate for the U.S. dollar, published by the Banco de la Nation Argentina at the close of the First business day of the calendar month in which said exploration expenses were incurred. In the event that said banking institution does not publish rates on the date specified, THE PARTIES shall use a rate mutually agreed between them.

TWENTY-THREE: RELATIONSHIP OF THE PARTIES: The rights, privileges, duties, obligations and responsibilities between THE PARTIES shall be individual and not joint or collective, and there shall be nothing contained herein that might be interpreted as implying that the parties are creating a partnership, association, agency or trust of any kind, or an imposition upon either party of any corporate duty, obligation or liability.

TWENTY-FOUR: DOMICILES: For all legal purposes, the parties hereby establish their domiciles as the following: FOMICRUZ S.E. Alberdi No. 643, Rio Gallegos and CERRO CAZADOR S.A. Pasaje Feruglio No. 157, Rio Gallegos, to which addresses all judicial or extrajudicial notices served shall be valid.

REPRESENTATIONS OF THE PARTIES: FOMICRUZ S.E. represents that there are no existing judicial or administrative claims limiting the availability of the mining rights to which this agreement pertains.

CCSA designates as persons authorized to receive, on its behalf, any types of notices, and to provide responses to documents and reports that relate to this Agreement and the obligations assumed herein, Messrs. Danilo SELVA and/or Raul BONFADA, C.P.A., to act interchangeably, alternately and individually on behalf of CCSA in its dealings with FOMICRUZ S.E. This authorization shall be valid until duly certified notice of its revocation is served to FOMICRUZ S.E., remaining in full effect until such a time and rendering valid all acts that, by consequence, are executed by the authorized persons.

In witness whereof, 2 identical counterparts are signed in the City of Rio Gallegos, capital of the Province of Santa Cruz, Argentine Republic, on the 24th day of July of the year Two Thousand and Seven.

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FOLIO

Financial Bid for the Complementary Exploration of the

"La Josefina" Project

Article 21 of the Bidding Terms and Conditions, TenderN° 05/06,

FOMICRUZS.E.

          This financial bid has been prepared in accordance with the definitions assumed by the professionals of Fomicruz S.E., which are fully expressed in their statement ''the financial outlook for the sector studied is good, being linked to the possibility of finding a bonanza of epithermal mineralizations, which are characterized by being tightly controlled by their structure and presenting high precious metal content in low vein volumes."

          The board of directors of Cerro Cazador S.A. has visited the "La Josefina" Project on at least four occasions in the past 10 years, and are convinced that the site potentially holds several mineralized bodies of an economically viable nature (Articles 8 and 11 of the Bidding Terms and Conditions).

          The technical information provided by Fomicruz S.E. has been reviewed. In the event that Cerro Cazador S.A. is awarded the tender, it will immediately implement a program to identify and develop mineral resources through the systematic review of the area under study (52,000 hectares) and systematic drilling using the diamond drilling method in order to define economically viable mineral deposits collectively containing no less than 250,000 ounces of gold.

          A) Works and investments to be completed during the Complementary Exploration in the PROJECT

          1 and 2 - We propose an exploration period lasting four (4) years, divided into three (3) sub-periods separated by two CRITICAL POINTS (Article 21, subsection A of the Bidding Terms and Conditions).

          3 - The "exploration and evaluation methodology" will consist of systematic review of the area under study (52,000 hectares) in order to identify new anomalous areas. In this stage, tools such as remote sensors will be applied for the recognition of favorable areas with promising lithologjes, structural controls and hydrothermal alterations. When an area of interest is identified, we will continue with a sequence of processes such as geological mapping, channel sampling of outcrops, sampling in grids and/or current sediments, trenching and drilling with the diamond drilling method.

[ELLEGIBLE SIGNATURE]	[ILLEGIBLE SIGNATURE]	[ILLEGIBLE SIGNATURE]
RAULA.BONFADA
NAT. ID DOC. No. 12.258.887
REPRESENTATIVE

[ROUND STAMP]
FOLIO

Additional geophysical surveys may be undertaken in order to enhance our knowledge of the site and to assess covered areas. In the case of zones where FOMICRUZ S.E.'s work has already identified exploration "targets", Cerro Cazador S.A. will implement HQ diameter diamond drilling campaigns, following geometric designs adapted to the definition of "ore shoot" mineral resources.

          4 - The "Work Plan" will consist of carrying out a systematic review of the area under study with the aim of identifying new anomalous zones, and, in parallel, we will proceed with the implementation of diamond drilling campaigns where Fomicruz S.E. has identified exploration targets. Both activities will be conducted over the three proposed sub-periods, which are to be divided into two one-year periods (from July 1, 2007 to June 30, 2008, and from July 1, 2008 to June 30 , 2009) and a third two-year period (from July 1, 2009 to June 30, 2011). As mineral exploration is an activity that demands flexibility and adaptability to unique circumstances, further detail is not provided, due to the fact that such information might prove irrelevant.

          5 - In order to determine the "Per-unit and total cost of tasks to be performed" we refer to the international values used extensively by company managers in the mining exploration industry, namely:

  Per-meter cost of a diamond drilling campaign: US$250 per meter (775 Argentine pesos per meter). This value includes the specific cost of US$125 per meter for diamond drilling, plus an additional US$125, which covers the costs of accommodation, logistics, personnel, sampling and analysis.

  The payment of the corresponding "mining canon" is included for the claims involved, which to date is 800 Argentine pesos per unit.

  The cost of leasing the surface area subject to mineral exploration is included. The amount included in the Bidding Terms and Conditions (US$2/ha) is high in our view, and thus we will use all available legal mechanisms to adjust it to market values.

          6 - With regard to the "Investment plan, timetable and specifications thereof", we attach the following table, providing minimum percentages required for each sub-period, distributed by zone: North Vein Zone (Veta Norte), Central Zone, Northeast Zone (Noreste), and Piedra Labrada Zone.

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RAULA.BONFADA
NATIONAL ID DOC. No.: 12258.887
REPRESENTATIVE

[ROUND STAMP]
FOLIO

Financial Bid (**)

	Investment	Investment	Investment
	commitments	commitments	commitments
Exploration period	for Sub-period	for	for	Totals
(4 years)	#1 until June 30.	Sub-Deriod #2	Sub-Deriod #3
	2008	Jury 1.2008-	Jury 1.2009-
		June 30.2009	June 30.2011
(*)

Northeast Zone (Noreste)	US$ 300,000	US$400,000	US$ 500,000	US$ 1,200,000
US$ 2,100,000
North Vein Zone (Veta Norte)	US$ 500,000	US$ 800,000	US$ 800,000

Central Zone	US$ 500.000	US$ 800,000	US$ 900,000	US$ 230.000

	US$ 200,000	US$ 100,000	US$ 200,000	US$500,000
Piedra Labrada Zone
	US$ 1,500,000	US$2,100,000	US$ 2,400,000
Total Exploration Commitments	(25%)	(60%)	(100%)	US$ 6,000,000

This table is presented as a synthesis of the financial bid prepared by Cerro Cazador S.A.

(*) Sub-period 3 has been extended to two years duration, with the purpose of including the time required for the execution of the Pre-feasibility and Economic Feasibility Study for the "La Josefina" project.

(**) The financial values shown here should be interpreted as minimum investment commitments. Under no circumstances do they mean that Cerro Cazador S.A. will strictly limit itself to the amounts specified, and any decision to make higher commitments will be at its sole discretion. Amounts are given in U.S. dollars. For the purposes of conversion to our monetary unit, an exchange rate of 3.05 Argentine pesos per dollar has been used (Article 16 of the Bidding Terms and Conditions).

[ILLEGIBLE SIGNATURE]	[ILLEGIBLE SIGNATURE]	[ILLEGIBLE SIGNATURE]
RAULA.BONFADA
NATIONAL ID DOC. No.: 12258.887
REPRESENTATIVE

[ROUND STAMP]
FOLIO

          7 - "Distribution of investments in the proposed sub-periods": The works to be undertaken is listed, categorized according to targets. All amounts listed are in U.S. dollars, which can be converted to Argentine pesos using an exchange rate of 3.05.

Work to be undertaken on the La Josefina project, by targets:

Sub-period #1: Proposed investment- US$1,500,000

1.	Mineral Resources Development (US$1,000,000)

North Vein Zone (Veta Norte)

•	Increase density of diamond drillings, following geometric designs appropriate for the definition of "ore shoot" mineral resources.
•	7 to 10 sections of 2 to 3 HQ diameter diamond drillings to depths averaging 100 meters.
•	These total approximately 2,000 meters; at a total cost of US$250/meter=
US$500,000.*

Central Zone

•	Increase density of diamond drillings, following geometric designs appropriate for the definition of "ore shoot" mineral resources.
•	7 to 10 sections of 2 to 3 HQ diameter diamond drillings to depths averaging 100 meters.
•	These total approximately 2,000 meters; at a total cost of US$250/meter=
US$500,000.*

2.	Exploration of new targets and identification of new mineral resources using diamond drilling (US$300,000)

Northeast Zone (Noreste)

•	6 diamond drillings in anomalies identified by Fomicruz S.E. These will be designed for an average depth of 100 meters.
•	These total approximately 600 meters; at a total cost of US$250/meter = US$ 150.000.
•	6 diamond drillings in sectors to be selected through systematic exploration of new targets. These will be designed for an average depth of 100 meters.
•	These total approximately 600 meters; at a total cost of US$250/meter= US$150,000.
•	In total, 1,200 meters of drilling at a cost of US$300,000.*

Piedra Labrada Zone

•	8 diamond drillings in sectors to be selected through systematic exploration of new targets. These will be designed for an average depth of 100 meters.

[ILLEGIBLE SIGNATURE]	[ILLEGIBLE SIGNATURE]	[ILLEGIBLE SIGNATURE]
RAUL A. BONFADA
NATIONAL ID DOC. No.: 12.258.887
REPRESENTATIVE

[ROUND STAMP]
FOLIO

•	These total approximately 800 meters; at a total cost of US$250/meter = US$200,000.
•	In total, 800 meters of drilling at a cost of US$200,000.*
•	This amount includes the cost US$125 per meter for diamond drilling, plus an additional US$125, which covers the costs of logistics, personnel, sampling and analysis.

Sub-period #2: Proposed investment - US$ 2,100,000

	3.	Mineral Resources Development (US$2,000,000)

North Vein Zone (Veta Norte)

		•	Increase density of diamond drillings, with the organization of several drillings by sections, following geometric designs adapted to the definition of "ore shoot" mineral resources.
		•	Additional diamond drillings along the course of the structure with the purpose of expanding the resource.
		•	10 sections of 3 to 4 HQ diameter diamond drillings, with an average depth of 100 meters.
		•	These total approximately 3,200 meters; at a total cost of US$250/meter=
US$800,000.*

Central Zone

		•	Increase density of diamond drillings, with the organization of several drillings by sections, following geometric designs adapted to the definition of "ore shoof' mineral resources.
		•	Additional diamond drillings along the course of the structure with the purpose of expanding the resource.
		•	10 sections of 3 to 4 HQ diameter diamond drillings, with an average depth of 100 meters.
		•	These total approximately 3,200 meters; at a total cost of US$250/meter=
US$800,000.*

Northeast Zone (Noreste)

		•	Increase density of diamond drillings, with the organization of several drillings by sections, following geometric designs adapted to the definition of "ore shoof[9] mineral resources.
		•	Additional diamond drillings along the course of the structure with the purpose of expanding the resource.
		•	5 sections of 3 to 4 HQ diameter diamond drillings, with an average depth of 100 meters.
		•	These total approximately 1,600 meters; at a total cost of US$250/meter=
US$400,000.*

4.	Exploration of new targets and identification of new mineral resources by diamond drilling (US$100,000).

Piedra Labrada Area

[ILLEGIBLE SIGNATURE]	[ILLEGIBLE SIGNATURE]	[ILLEGIBLE SIGNATURE]
RAUL A. BONFADA
NATIONAL ID DOC. No.: 12.258.887
REPRESENTATIVE

[ROUND STAMP]
FOLIO

    Investigation of new targets; 4 diamond drillings scheduled at an average depth of 100 meters.

  These total approximately 400 meters; at a total cost of US$250/meter = US$100,000.

  This amount includes the cost US$ 125 per meter for diamond drilling, plus an additional US$125, which covers the costs of logistics, personnel, sampling and analysis.

Sub-period #3: Proposed investment - US$2,400,000

5.	Mineral resources development (US$2,200,000)

North Vein Zone (Veta Norte)

•	Increase density of diamond drillings, with the organization of several drillings by sections, following geometric designs adapted to the definition of "ore shoot" mineral resources.
•	Additional diamond drillings along the course of the structure with the purpose of expanding the resource.
•	10 sections of 3 to 4 HQ diameter diamond drillings, with an average depth of 100 meters.
•	These total approximately 3,200 meters; at a total cost of US$250/meter= US$800,000.*

Central Zone

•	Increase density of diamond drillings, with the organization of several drillings by sections, following geometric designs adapted to the definition of "ore shoot" mineral resources.
•	Additional diamond drillings along the course of the structure with the purpose of expanding the resource.
•	10 sections of 3 to 4 HQ diameter diamond drillings, with an average depth of 100 meters.
•	These total approximately 3,200 meters; at a total cost of US$250/meter= US$900,000.*

Northeast Zone (Noreste)

•	Increase density of diamond drillings, with the organization of several drillings by sections, following geometric designs adapted to the definition of "ore shoot" mineral resources.
•	Additional diamond drillings along the course of the structure with the purpose of expanding the resource.
•	5 sections of 3 to 4 HQ diameter diamond drillings, with an average depth of 100 meters.
•	These total approximately 2,000 meters; at a total cost of US$250/meter= US$500,000.*

[ILLEGIBLE SIGNATURE]	[ILLEGIBLE SIGNATURE]	[ILLEGIBLE SIGNATURE].
RAULA.BONFADA
NATIONAL ID DOC. No.: 12258.887
REPRESENTATIVE

[ROUND STAMP]
FOLIO

6.	Exploration of new targets and identification of new mineral resources using diamond drilling (US$200,000)

Piedra Labrada Zone
	•	Investigation of new targets; 8 diamond drillings scheduled at an average depth of 100 meters.
	•	These total approximately 800 meters; at a total cost of US$250/meter = US$200,000.*
	•	This amount includes the cost US$125 per meter for diamond drilling, plus an additional US$125, which covers the costs of logistics, personnel, sampling and analysis.

          B) Percentage share to pay FOMICRUZ S.E. as mining rights holder

          Cerro Cazador S.A. shall grant Fomicruz S.E. a percentage share of 5%, which [sic] whose use and enjoyment shall be assigned to the AWARDEE by means of a USUFRUCT AGREEMENT, if said AWARDEE takes up the option of exploitation of the minerals and metals extracted from the Deposits, whatever the nature of these may be.

          C) Percentage of Profits:

          Cerro Cazador S.A. shall grant Fomicruz S.E. an additional 2.5% over that specified above as a percentage share of profits.

          Cerro Cazador S.A. accepts that Fomicruz S.E. may choose, upon completion of the final feasibility study, to purchase up to a 49% interest in the future Corporation in accordance with the stipulations of Article 25 of these Bidding Terms and Conditions, reimbursing Cerro Cazador S.A. 2.5 times the proportional amount of investments the documented and executed during the Complementary Exploration Period.

          D) Bid bond, as stipulated in Article 19

          The relevant documentation for the bid bond, as stipulated in Article 19, is attached hereto.

[BLLEGIBLE SIGNATURE]	[ILLEGIBLE SIGNATURE]	[ILLEGIBLE SIGNATURE]
RAUL A. BONFADA
NATIONAL ID DOC. No.: 12258.887
REPRESENTATIVE

[ROUND STAMP]
FOLIO

          Article 29: Instruction and training plan for personnel designated by Fomicruz S.E.

          Cerro Cazador S.A. undertakes to implement an instruction and training program for personnel designated by FOMICRUZ S.E. for six (6) individuals per year. The activities to be carried out shall be established by mutual agreement during the effective period of the EXPLORATION AGREEMENT.

[ILLEGIBLE SIGNATURE]	[ILLEGIBLE SIGNATURE]	[ILLEGIBLE SIGNATURE]
RAULA.BONFADA
NATIONAL ID DOC. No.: 12.258.887
REPRESENTATIVE

[ROUND STAMP: ILLEGIBLE]

[LOGO]
CERRO CAZADOR

SOCIEDAD ANONIMA

A HUNTMOUNTAIN COMPANY

Buenos Aires, April 20,2007

          Officers
          FOMICRUZ S.E.

Re: Tender No. 05/06 "La Josefina"

          To Whom It May Concern:

          We write you today with regard to the Tender indicated above, in response to the letter received in which FOMICRUZ S.E. requested an improvement to the bid submitted by Cerro Cazador S.A. in envelope B, in fulfillment of the Bidding Terms and Conditions (the "Bidding Document"). In particular, this request was related to two aspects of subsection C) of Article 21: percentage share of profits when exercising the option of exploration of the property, and with respect to the multiplication factor applied to investments in the event that FOMICRUZ S.E. decides to exercise the option contained in the third paragraph, subsection c) of Article 21 of the Bidding Terms and Conditions, acquiring an interest of up to 49% in the future corporation.

          Cerro Cazador S.A. has reviewed the bid recently submitted in envelope B of the aforementioned Bidding Document and has decided to make an improvement thereto. Accordingly, the bid now states the following:

          Article 21, subsection C) Percentage of Profits:

          In the event that Cerro Cazador S.A. decides to exercise the option of exploration and to incorporate a corporation for the purpose, it shall grant FOMICRUZ S.E. 9% (nine percent) as an initial percentage share in the profits of said corporation.

           As set out in the third paragraph of subsection c) of Article 21 of the Bidding Terms and Conditions, Cerro Cazador S.A. accepts that, once the final feasibility study has been completed, FOMICRUZ S.E. may opt to purchase up to a 49% interest in the future corporation in accordance with the stipulations of Article 25 of the Bidding Document, reimbursing Cerro Cazador S.A. a proportional amount of the investments documented and executed during the Complementary Exploration Period, in accordance with the following proposal:

CERRTTO11863°	BUENOS AIRES	C1010AAX	ARGENTINA
	[ILLEGIBLE SIGNATURE]	[ILLEGIBLE SIGNATURE]	•

[ROUND STAMP: ILLEGIBLE]

[LOGO]
CERRO CAZADOR
SOCIEDADANONIMA

A HUNTMOUNTAIN COMPANY

SP)

Below, as requested, we clarify the dates established for each of the scenarios provided for in Article 26 of the Bidding Document

ARTICLE 26: Completion of the exploration stage shall entitle Cerro Cazador S.A. to take up the option of exploitation of minerals (gold and silver and/or others of interest) that are found in the deposit, for a period determined in accordance with these Terms and Conditions and under the terms and conditions of the USUFRUCT AGREEMENT; provided that:

a) Within a period of nine (9) months of completion of the agreed exploration timetable,

r

CERRTTO11863° BUENOS AIRES C1010AAX ARGENTINA

[ILLEGIBLE SIGNATURE] [ILLEGIBLE SIGNATURE]

[LOGO]
CERRO CAZADOR
SOCIEDADANONIMA

A HUNTMOUNTAIN COMPANY

subject to duly certified notice being served to FOMICRUZ, S.E., Cerro Cazador S.A. shall begin preparation for exploitation of the Deposit, and within eighteen (18) months of the same date, it shall begin construction of the processing facilities and necessary infrastructure.

          b) Within eighteen (18) months of the end of the period established in the preceding paragraph, Cerro Cazador S.A. shall commence exploitation and processing of minerals.

          c) All processing, including necessary refining processes (if applicable), shall be carried out within the Province of Santa Cruz. For fulfillment of the refining stage, that is, of ninety-nine point nine percent (99.9%) pure gold and silver, Cerro Cazador S.A. may establish an additional period of twelve (12) months from the end of the period specified in the preceding paragraph, provided that the feasibility study demonstrates its economic viability, and the USUFRUCTUARY so decides at its sole discretion.

          d) FOMICRUZ S.E. shall be paid a percentage share of production in refined metal at the place of refining or in a cash payment to the current account, banking institution and location specified by FOMICRUZ S.E., pursuant to (he stipulations of Article 21, subsection (B) of the Bidding Terms and Conditions.

          Sincerely,

[ILLEGIBLE SIGNATURE]	[ILLEGIBLE SIGNATURE]	[ILLEGIBLE SIGNATURE]
Raul Bonfada, Accountant
Representative
CERRO CAZADOR S.A.

CERRITO11863°	BUENOS AIRES	C1010AAX	ARGENTINA

M.D.	File	Surface in ha
Miguel Angel	409.058/F/98	3435
Diana	409.059/F/98	2995
Noemi	409.060/F/98	3013
Rosella	409.061/F/98	3227
Giuliana	409.062/F/98	5100
Benjamin	409.063/F/98	3500
Mariana T.	409.064/F/98	3500
Ail in	409.065/F/98	3500
Mirta Julia	409.066/F/98	3500
Ivo Gonzalo	409.067/F/98	3500
Maria Jose*	409.068/F/98	3500
Matias Augusto	409.069/F/98	3500
Sofia Lujan	409.070/F/98	3500
Lucas Marcelo	409.071/F/98	3500
Nicolas Alejandro	409.072/F/98	3500
Julia	409.048/F/98	6

Vertex	Y	X
A	2462505,69	4711533,67
B	2481505,69	4711533,67
C	2481505,69	4697533,67
D	2486505,69	4697533,67
E	2486505,69	4692433,67
F	2481505,69	4692433,67
G	2481505,69	4685433,67
H	2481336,77	4685433,67
I	2481336,77	4685579,82
J	2487336,94	4685511,40
K	2467336,94	4685433,67
L	2466505,69	4685433,67
M	2466505,69	4683433,67
N	2464500,00	4683433,67
O	2464500,00	4683500,00
P	2462505,69	4683500,00

[ILLEGIBLE SIGNATURES]